EXHIBIT 32.1

SINOFRESH HEALTHCARE, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of SinoFresh HealthCare, Inc. (SinoFresh) on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Charles Fust, Chief Executive Officer of SinoFresh, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SinoFresh.

/s/ Charles Fust

Charles Fust
Chief Executive Officer
April 13, 2004

A signed original of this written statement required by Section 906 has been provided to SinoFresh HealthCare, Inc. and will be retained by SinoFresh HealthCare, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.